UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2025

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(904) 296-2807

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	DUOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2025, Duos Technologies Group, Inc. (the “Company”) announced the retirement of Adrian Goldfarb as Chief Financial Officer effective November 15, 2025. Mr. Goldfarb will remain as a strategic advisor to the Company, reporting to Charles Ferry, our Chief Executive Officer.

The Company also announced the appointment of Leah Brown as the new Chief Financial Officer, effective November 15, 2025. Ms. Brown has served as Senior Vice President of Accounting of the Company since January 2025. Her responsibilities have included the oversight of the accounting operations of New APR Energy, LLC, as well as those of the Company. Ms. Brown joined the Company as Controller in July 2022. From August 2020 to July 2022, Ms. Brown served as Controller of the Jacksonville Transportation Authority.

Ms. Brown, age 55, has more than 30 years of industry experience, including 18 years in the transportation sector working with several companies, among them a Fortune 500 organization.  She has held a variety of management roles that have honed her expertise in strategic financial leadership and is recognized for her ability to align financial strategy with corporate objectives, driving sustainable growth and shareholder value. Her extensive background spans accounting, finance, budgeting, program oversight, and organizational planning. She has a proven track record of leading process improvements, optimizing financial operations, and guiding cross-functional teams to deliver end-to-end solutions that enhance efficiency and profitability.

Ms. Brown received her Bachelors of Business Administration (with a concentration in Finance) from Florida International University and her Masters in Business Administration (with a concentration in Finance) from the University of North Florida.

There are no family relationships between Ms. Brown and any director or executive officer of the Company or its subsidiaries. Mr. Brown's annual salary is $250,000. She is not a party to an employment agreement or other compensation arrangement with the Company other than her eligibility to participate in such employee benefits as are provided by the Company to all employees. There are also no transactions to which the Company is or was a participant in which Ms. Brown has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: November 19, 2025	By:	/s/ Frank D. Recker
Frank D. Recker President